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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 26, 2003



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



        California                  File No. 0-19231           68-0166366
        ----------                  ----------------           ----------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer)
 Incorporated or organization)                              Identification No.)



  111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
  ---------------------------------------------                 ----------
  (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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


Item 5.  Other Events

Press release for the following (article attached):

Redwood Empire Bancorp announces senior executive officer resignation.












                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:       08-26-03               REDWOOD EMPIRE BANCORP
       --------------------        ----------------------
                                        (Registrant)


                                        /s/ Patrick W. Kilkenny
                                   By:  -------------------------
                                        Patrick W. Kilkenny
                                        President/CEO

                                     FOR: REDWOOD EMPIRE BANCORP


                             APPROVED BY: Patrick W. Kilkenny
                                          President and CEO
                                          (707) 573-4911

For Immediate Release

                        REDWOOD EMPIRE BANCORP ANNOUNCES
                      SENIOR EXECUTIVE OFFICER RESIGNATION

SANTA ROSA, Calif. (August 25, 2003) -- Redwood Empire Bancorp (NASDAQ: REBC). Patrick W. Kilkenny, President and CEO of Redwood Empire Bancorp and National Bank of the Redwoods announced today that James E. Beckwith, Executive Vice President and CFO of Redwood Empire Bancorp and Executive Vice President, CFO and COO of National Bank of the Redwoods will be resigning his positions with the company effective September 5, 2003 to become President and CEO of a Sacramento area commercial banking company in organization.

National Bank of the Redwoods had been conducting a search to find a new President and CEO. The search was concluded the week of August 18, 2003 by offering Mr. Beckwith the position of President and CEO of National Bank of the Redwoods. Mr. Beckwith instead has accepted an opportunity with the new Sacramento bank in organization that is closer to his home in Davis, California. Mr. Beckwith has been with the company and bank for more than 8 years. Mr. Beckwith will be the second member of the senior management staff to go on to become President of a community bank.

Mr. Kilkenny announced that long-time Controller, Ms. Kim McClaran will assume the role of Chief Financial Officer of the bank and holding company on an interim basis. Ms. McClaran has been working in the finance area of the company for 15 years. Mr. Kilkenny further indicated that he would continue in his current roles as President and CEO of both the holding company and the bank.

Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

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